UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2012

Nuveen Long/Short Commodity Total Return Fund

(Exact name of registrant as specified in its charter)

Delaware	001-35710	45-2470177
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

333 West Wacker Drive Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (877) 827-5920

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

The Nuveen Long/Short Commodity Total Return Fund (the “Fund”) will hold a conference call on December 3, 2012 at 1:00 P.M. Central Time (the “Conference Call”). A copy of the Fund’s Conference Call Press Release, which contains instructions for participating in the Conference Call, is attached as Exhibit 99.1 to this report.

The information included in Exhibit 99.1 is incorporated by reference in this Item 8.01, and is deemed to be furnished, not filed, pursuant to Item 8.01 of Form 8-K. Certain statements made in the Conference Call by or on behalf of the Fund will constitute “forward-looking statements” within the meaning of the federal securities laws, including statements regarding the Fund’s future performance, as well as management’s expectations, beliefs, intentions or plans relating to the future. Management believes that these forward-looking statements are reasonable. However, the Fund cannot guarantee that its actual results will be consistent with the forward-looking statements and you should not place undue reliance on them. These statements are based on current expectations and speak only as of the date they are made. The Fund undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise. Important factors regarding the Fund that may cause results to differ from expectations are included in the Fund’s Registration Statement on Form S-1, as declared effective on October 25, 2012, under the heading “Risk Factors,” and in the Fund’s other filings with the SEC. An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire amount invested.

The Conference Call and the attached Conference Call Press Release are not to be construed as an offer or inducement to purchase shares of the Fund on the secondary market. You should be aware that commodity interest trading can quickly lead to large losses as well as gains. Such trading losses can sharply reduce the net asset value of the Fund and consequently the value of shares in the Fund. Further, the Fund is subject to substantial charges for management, advisory and brokerage fees. It is necessary for the Fund to make substantial trading profits to avoid depletion or exhaustion of its assets.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release of Nuveen Long/Short Commodity Total Return Fund, dated November 19, 2012

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVEEN LONG/SHORT COMMODITY TOTAL RETURN FUND

By: Nuveen Commodities Asset Management, LLC, its Manager

Date: November 26, 2012

/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer